UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2013

CANNAVEST CORP.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	333-173215 (Commission File Number)	32-0326395 (I.R.S. Employer Identification No.)

 2688 South Rainbow Avenue, Suite B

Las Vegas, Nevada 89146

(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)

Foreclosure Solutions, Inc.

4660 La Jolla Village Drive, Suite 500

San Diego, California 92122
(Registrant’s former name, address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On May 7, 2013, CannaVEST Corp. (the “Company”) dismissed Turner, Stone and Company, LLP (“Turner Stone”) as the Company’s independent registered public accounting firm which dismissal was approved by the Company’s Board of Directors on May 3, 2013.

During the fiscal years ended December 31, 2012 and December 31, 2011, Turner Stone’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except, Turner Stone’s audit report for the years ended December 31, 2012 and 2011 stated that certain conditions raised substantial doubt about the Company’s ability to continue as a going concern. Additionally, Turner Stone issued a letter dated April 12, 2013 informing us of a material weakness in our internal controls. A copy of this letter is filed as Exhibit 16.2 to this Form 8-K.

During the fiscal years ended December 31, 2012 and 2011 and through the filing of this Current Report on Form 8-K, (i) there were no disagreements with Turner Stone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Turner Stone, would have caused Turner Stone to make reference to the subject matter of the disagreement in its reports on our consolidated financial statements for such years or any subsequent interim period through the date of this Current Report on Form 8-K, and (ii) there was one reportable event related to the material weakness referred to above.

We provided Turner Stone with a copy of the disclosures in this Form 8-K and requested that Turner Stone furnish to us a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements made by us in response to Item 304(a) of Regulation S-K. A copy of the letter, dated May 8, 2013, is filed as Exhibit 16.1 to this Form 8-K.

On May 3, 2013, the Company’s Board of Directors approved the engagement of Anton & Chia, LLP (“Anton”) as its independent registered public accounting firm. During the fiscal years ended December 31, 2012 and 2011 and the subsequent interim period through May 6, 2013, the date of engagement of Anton, the Company did not consult with Anton regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Turner, Stone and Company, LLP to the Securities and Exchange Commission, dated May 13, 2013.
16.2	Letter from Turner, Stone and Company, LLP dated April 12, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2013

CANNAVEST CORP.

By: /s/ Michael Mona, Jr.

Michael Mona, Jr.

President, Secretary and Treasurer

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